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                                                                      Exhibit 24

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint James P. Dollive, Betsy D. Holden, Roger K. Deromedi and Calvin J. Collier, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Class A common stock, no par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of August, 2001.


                                                     By: /s/ Geoffrey C. Bible
                                                        -----------------------
                                                        Geoffrey C. Bible





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                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint James P. Dollive, Betsy D. Holden, Roger K. Deromedi and Calvin J. Collier, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Class A common stock, no par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of August, 2001.


                                                     By: /s/ Louis C. Camilleri
                                                         ----------------------
                                                         Louis C. Camilleri





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                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, the Co-Chief Executive Officer and a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint James P. Dollive, Betsy D. Holden, Roger K. Deromedi and Calvin J. Collier, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Class A common stock, no par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of August, 2001.


                                                       By: /s/ Roger K. Deromedi
                                                           ---------------------
                                                           Roger K. Deromedi





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                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint James P. Dollive, Betsy D. Holden, Roger K. Deromedi and Calvin J. Collier, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Class A common stock, no par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of March 2002.


                                                     By: /s/ W. James Farrell
                                                        ----------------------
                                                         W. James Farrell






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                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, the Co-Chief Executive Officer and a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint James P. Dollive, Betsy D. Holden, Roger K. Deromedi and Calvin J. Collier, or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Class A common stock, no par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 28th day of August, 2001.


                                                      By: /s/ Betsy D. Holden
                                                          --------------------
                                                          Betsy D. Holden






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                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint James P. Dollive, Betsy D. Holden, Roger K. Deromedi and Calvin J. Collier, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Class A common stock, no par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of March 2002.


                                                         By: /s/ John C. Pope
                                                             ------------------
                                                             John C. Pope









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                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint James P. Dollive, Betsy D. Holden, Roger K. Deromedi and Calvin J. Collier, or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Class A common stock, no par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 5th day of March 2002.


                                                      By: /s/ Mary L. Schapiro
                                                          ---------------------
                                                          Mary L. Schapiro






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                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint James P. Dollive, Betsy D. Holden, Roger K. Deromedi and Calvin J. Collier, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Class A common stock, no par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of August, 2001.


                                                       By: /s/ William H. Webb
                                                           -------------------
                                                           William H. Webb






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                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint James P. Dollive, Betsy D. Holden, Roger K. Deromedi and Calvin J. Collier, or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Class A common stock, no par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 5th day of March 2002.


                                                     By: /s/ Deborah C. Wright
                                                         ----------------------
                                                         Deborah C. Wright